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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2002





                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                   01-19826                      52-1604305
     --------                   --------                      ----------
  (State or other           (Commission File                (IRS Employer
  Jurisdiction of               Number)                  Identification No.)
  Incorporation)





               160 South Industrial Blvd., Calhoun, Georgia 30701
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)





                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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    Item 5.  Other Events
             ------------
             On March 19, 2002, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing that it is seeking to raise $600 million through a private placement of senior notes. A copy of such press release is included as an exhibit to this report and incorporated herein by reference under this Item 5.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

             C. Exhibits

             99.1 Press Release dated March 19, 2002


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Mohawk Industries, Inc.




Date: March 19, 2002                              By: /s/ Frank H. Boykin
                                                      -------------------------
                                                          Frank H. Boykin
                                                      VP & Corporate Controller

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                                INDEX TO EXHIBITS

Exhibit
-------

99.1     Press Release dated March 19, 2002